January 21, 2003

                    DREYFUS INTERMEDIATE TERM INCOME FUND

               Supplement to Prospectus dated November 12, 2002



      At a special meeting of shareholders held on December 18, 2002, fund shareholders approved changing the fund's investment objective effective February 21, 2003. Accordingly, as of February 21, 2003, the following information supplements and supersedes any contrary information contained in the section of the fund's prospectus entitled "Goal/Approach."

      The fund seeks to maximize total return, consisting of capital appreciation and current income.